ATTACHMENTS FOR N-SAR SUB-ITEM 77Q1 (a)
10-31-04 FYE FUNDS FOR THE 11-01-04
PERIOD BEGINNING 2/20/05 AND ENDING 4-30-05

Certificate of Trust dated November 12, 2004.
Incorporated herein by reference to Exhibit (a)
(1) to the Post-Effective Amendment No. 7 to the Trusts Registration Statement on Form N-1A as filed with the Commission of February 18, 2005. (Accession Number 0001047469-05-004230)

Declaration of Trust dated November 5, 2004.
Incorporated herein by reference to Exhibit
(a) (2) to the Post-Effective Amendment No.
7 to the Trusts Registration Statement on
Form N-1A as filed with the Commission of February 18, 2005. (Accession Number
0001047469-05-004230)

Amendment No. 1 to the Declaration of Trust, dated February 15, 2005. Incorporated herein by reference to Exhibit (a) (3) to the Post-Effective
Amendment No. 7 to the Trusts Registration Statement on Form N-1A as filed with the Commission of February 18, 2005. (Accession Number
0001047469-05-004230)

By-Laws. Incorporated herein by reference to Exhibit (b) (1) to the Post-Effective Amendment
 No. 7 to the Trusts Registration Statement on
Form N-1A as filed with the Commission of February 18, 2005. (Accession Number
0001047469-05-004230)